Exhibit 99.1

SALE AND PURCHASE AGREEMENT

THIS SALE AND PURCHASE AGREEMENT (this “Agreement”) is entered into this 5th day of March, 2013.

BETWEEN:

SILVER RESERVE CORP. being a company incorporated under the laws of the State of Delaware and a wholly-owned subsidiary of Infrastructure Materials Corp. (a Delaware corporation) having an office at 1135 Terminal Way, Ste. 207B, Reno, Nevada, 89502

(hereinafter called the “Seller”)

AND:

INTERNATIONAL MILLENNIUM MINING INC. being a company incorporated under the laws of the State of Nevada and a wholly-owned subsidiary of International Millennium Mining Corp. (a Canadian corporation) having an office at 20 Sixth Street, New Westminster, V3L 2Y8

(hereinafter called the “Purchaser”)

RECITALS:

A.

Seller and Purchaser entered into an Option and Joint Venture Agreement dated February 25, 2011 and amended by an Addendum Agreement dated May 22, 2012 (together the “Nivloc Agreements”), whereby Purchaser obtained the sole and exclusive right and option to purchase an eighty-five percent (85%) interest in and to eighteen (18) unpatented lode mineral claims, and any and all licenses and permits pertaining thereto (together, the “NL Claims”), upon the terms and subject to the conditions described in the Nivloc Agreements, all situated in the Red Mountain area of the Silver Peak mining district of Esmeralda County, Nevada, which Nivloc Agreements the Seller and Purchaser wish to terminate and fully replace with this present Agreement. Immediately following the Closing of this Agreement by the parties as contemplated herein, the Nivloc Agreements will be null and void;

B.

The Seller is the recorded and beneficial owner of a one hundred percent (100%) interest in and to eighteen (18) unpatented lode mining claims, situated in the Red Mountain area of the Silver Peak Mining District, Esmeralda County, Nevada, near the former Nivloc Mine, all as more particularly described in Schedule “A” attached hereto and forming part of this Agreement (together, the “NL Property”);

C.

Pursuant to the Nivloc Agreements, the Seller has the sole and exclusive right and option to acquire a fifteen percent (15%) interest in and to one hundred and four (104) unpatented lode mining claims, all as more particularly described in Schedule “A” attached hereto and forming part of this Agreement (the “IMMI Claims”), situated in the Red Mountain area of the Silver Peak Mining District, Esmeralda County, Nevada (all of such interests of Seller described in this Section C, together, referred to as the “IMMI Claims Option”); and

D.

The Seller wishes to release, surrender and convey to Purchaser one hundred percent (100%) of its right, title and interest in and to the “IMMI Claims Option” (including any and all royalty rights and interests therein, if any), and to sell, transfer and convey to the Purchaser the NL Property, including any and all of its right, title and interest in and to any and all royalties, in and to the NL Property (the “Royalty Rights”), together with any and all other rights, title and/or interests held by Seller, if any, direct or indirect, both real and personal property interests, in or to the NL Property and/or the Royalty Rights (all of such properties and interests of Seller described in this Section D, together, referred to as the “Total Property Interests”), and the Purchaser agrees to purchase such Total Property Interests, upon the terms and subject to the conditions herein contained.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and of the mutual covenants and provisions herein contained the parties mutually covenant and agree as follows:

1. SALE AND PURCHASE

The Seller hereby agrees to sell and transfer to the Purchaser one hundred percent (100%) of Seller’s right, title and interest in and to the Total Property Interests, and agrees to terminate the Nivloc Agreements, rendering the Nivloc Agreements null and void in consideration of the payment by the Purchaser of the sum of United States of America four hundred and twenty-five thousand dollars (US$425,000) (the “Cash Consideration”), such Cash Consideration to be paid in addition to the cash and share consideration already paid by the Purchaser to the Seller pursuant to the terms and conditions of the Nivloc Agreements. The sale and purchase of the Total Property Interests and the payment of the Cash Consideration hereunder shall be referred to as the “Transaction”.

2. PAYMENT OF THE CASH CONSIDERATION AND ESCROW AGENT

For purposes of holding a closing of the transactions contemplated in this Agreement (a “Closing”) Purchaser’s lawyer, Michael J. Morrison, Esq., shall act as escrow agent for the parties hereto (the “Escrow Agent”). The Escrow Agent shall hold, prior to Closing, the Property Transfer Documents (as defined below) and release such Property Transfer Documents to the Purchaser at Closing, as contemplated below. The parties agree that such Closing shall be held on or before April 30, 2013, which date may be changed by the mutual agreement of the parties hereto. The actual date of such Closing is referred to herein as the “Closing Date.” Any notice to the Escrow Agent may be sent by e-mail, with confirmation of receipt, followed by hand delivery by air courier or other courier service to:

Michael J. Morrison, Esq.
1495 Ridgeview Drive, Suite 220
Reno, Nevada 89509
E-Mail: venturelawusa@gmail.com
Tel: 775-827-6300

Purchaser shall pay all of the fees and expenses of the Escrow Agent.

3. TRANSFER OF MINING CLAIMS

Within thirty (30) business days of the execution of this Agreement, the Seller shall execute or cause to be executed and delivered in trust to the Escrow Agent a recordable Quit Claim Deed(s) and Bill(s) of Sale, as and if appropriate, in form and content as may be required and satisfactory to Purchaser to effect the transfer of the Total Property Interests to the Purchaser (together, the “Property Transfer Documents”). Upon acceptance of the Property Transfer Documents by Purchaser the parties shall hold a Closing at which (a) Purchaser shall deliver to Seller the full amount of the Cash Consideration by wire transfer to the account specified in Schedule “B” hereto and (b) the Escrow Agent, shall release to the Purchaser the Transfer Documents. The Escrow Agent shall not act until he has received written confirmation from both the Seller and the Purchaser that the Closing is authorized. Such confirmation may be sent by e-mail with a return e-mail from the Escrow Agent acknowledging receipt. Upon Closing of the Transaction, the Purchaser shall be entitled to record such Quit Claim Deed(s) at its own cost with the Esmeralda County recorder and with the Bureau of Land Management office to effect the transfer of the NL Property legal title to the Purchaser. The parties agree that the Closing shall be scheduled such that the wire transfer of the Cash Consideration can be initiated in a manner that reasonably assures the receipt of the funds by Seller on the Closing Date. Seller shall notify the Purchaser and the Escrow Agent upon receipt of funds.

4. ACQUISITION OF INTERESTS AND TERMINATION

Upon payment of the Cash Consideration, as set out in Section 2, above, the Nivloc Agreements and any and all cash and share payment obligations thereunder shall terminate and the Purchaser shall acquire one hundred percent (100%) right, title and interest in and to the Total Property Interests, which specifically includes: all of Seller’s rights in and to the NL Property, the Royalty Rights and the IMMI Claims Option.

4A. FAILURE TO CLOSE AND TERMINATION

In the event all of the obligations required by the respective parties hereunder to consummate the Transaction do not occur in conformance with the terms of this Agreement, and there is no Closing on the Closing Date, as those terms are defined herein, then either party (the “Terminating Party”) may give the other party (the “non-Terminating Party”) and the Escrow Agent written notice of termination (the “Termination Notice”) of this Agreement. The termination will be effective upon delivery of the Termination Notice by the Terminating Party to the Non-Terminating Party and the Escrow Agent. Promptly after receipt of the Termination Notice, the Escrow Agent shall return to the Seller the Property Transfer Documents and this Agreement shall be null, void and of no effect, and the Escrow Agent shall have no further duties hereunder. Upon termination of this Agreement pursuant to this Section 4A, the Nivloc Agreements and the IMMI Claims Option shall remain in full force and effect and the parties shall remain bound thereby. In such event, the parties shall bear their respective costs and fees, and their relationship shall continue under the terms and conditions of the Nivloc Agreements and the IMMI Claims Option.

5. REPRESENTATIONS AND WARRANTIES OF THE SELLER

The Seller hereby represents and warrants to the Purchaser that:

a)

the Seller is the sole and exclusive recorded, and direct and beneficial owner of one hundred percent (100%) right, title and interest in and to the NL Property, subject to the rights, title and interest of the Purchaser in the Nivloc Agreements, to Seller’s knowledge, after reasonable and diligent inquiry, free and clear of all liens, charges and encumbrances of whatsoever nature, save and except for rights of the United States of America in the unpatented NL Claims;

b)

the NL Property claims have been validly located and are now duly recorded and in good standing in accordance with the laws in effect in Nevada, and under applicable federal laws, rules and regulations;

c)

entering into this Agreement does not conflict with any applicable law, nor does it conflict with, or result in a breach of, or accelerate the performance required by any contract or other commitment to which the Seller is party or by which it is bound;

d)

the Seller has the full corporate and legal power and authority, and exclusive right to enter into this Agreement, and to sell to the Purchaser, one hundred percent (100%) of its right, title and interest in and to the Total Property Interests, specifically including the NL Property, the Royalty Rights and the IMMI Claims Option and any and all of Seller’s right, title and interest in any proceeds from any sale of minerals, metals, ores or concentrates (the “Products”) mined and/or removed from or under the NL Property and to assign one hundred percent (100%) of Seller’s right, title and interest in and to the NL Property and in and to the Royalty Rights, and in and to any and all Products mined and/or removed from or under the NL Property, in accordance with the terms and conditions of this Agreement, subject to any taxes, and subject to any State of Nevada and/or federal law, rule or regulation;

e)

work and activities on the NL Property previously carried out by or on behalf of the Seller has been completed in compliance with all applicable federal, state and local laws, rules, orders and regulations and the Seller agrees to save the Purchaser harmless from and against any loss, liability, claim, demand, damage, expense, injury or death arising out of or in connection with the operations or activities which were carried out by or on behalf of the Seller on the NL Property, including any violation of any environmental law, rule or regulation, but excluding any and all work carried out by or on behalf of the Purchaser, prior to the Closing date of this Agreement; and

f)

the Seller has made and will continue to make available to the Purchaser, at the expense of the Seller, all data, information and material directly relating to the mining work and activities performed by or on behalf of the Seller, or predecessors in interests in the NL Property, including any and all such data, information and material relating to the potential economic mineralization and mining of the NL Property. Within 10 days following the Closing, Purchaser shall pick up all of Seller’s drill cuttings and core samples related to the NL Property, provided there are no complications arising from location of the cuttings and samples, weather and/or transportation.

6. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser hereby represents and warrants to the Seller that:

a)

the Purchaser has full corporate power and authority to enter into this Agreement and that entering into this Agreement does not conflict with any applicable laws or with its charter documents nor does it conflict with, or result in the breach of, or accelerate the performance required by any contract or other commitment to which it is party or by which it is bound;

b)	the Purchaser is a company in good standing pursuant to the laws of the State of Nevada;

c)	the Purchaser is eligible to acquire and hold mining claims in Nevada; and

d)

the Purchaser agrees to save the Seller, harmless from and against any loss, liability, claim, demand, damage, expense, injury or death arising out of or in connection with the Purchaser’s operations or activities carried out on the NL Property.

e)

The Purchaser has performed all of its obligations under the Nivloc Agreements through the Closing Date, including any and all disclosure required by the Nivloc Agreements to be made to the Seller with respect to the NL Property and the IMMI Claims.

7. NOTICES

Except as otherwise specified, any notices to be given shall be given in writing, and be delivered in person to a named party or email properly addressed to the party to whom given. A notice given under this Agreement shall be deemed given only when received by the party to whom such notice is directed but any notice given by email properly addressed to the party to whom directed, shall be deemed given to and received by that party on the date on which such notice is emailed, provided that a confirming e-mail is received by the party giving such notice.

Until such party specifies another address by written notice to the other party, each party’s address for notice will be:

(i) for the Seller:

Silver Reserve Corp.
1135 Terminal Way, Ste. 207B,
Reno, Nevada, 89502
Attention: Mason Douglas
Attention: Cliff Low
E-mail: "Redacted"
E-Mail: "Redacted"

Copy to: Kavinoky Cook LLP
726 Exchange Street
Suite 800
Buffalo, NY 14210
Attention: Jonathan H. Gardner
E-Mail: jgardner@kavinokycook.com

(ii) for the Purchaser:

International Millennium Mining Inc.
c/o 20 Sixth Street
New Westminster, BC, Canada V3L 2Y8
Attention: Mr. John A. Versfelt
E-mail: "Redacted"

Copy to: Michael J. Morrison, Esq.
1495 Ridgeview Drive, Suite 220
Reno, Nevada 89519
Email: venturelawusa@gmail.com

(iii) for the Escrow Agent, to the address given in Section 2 hereof.

8. ADDITIONAL AGREEMENTS

Reference is made to that certain property identified in Schedule “C” on which drilling occurred and grading was performed by Seller to create a road prior to the parties entering into the Nivloc Agreements (the “Graded Property”). Seller has posted a bond in the amount of $8,810 (the “Seller Bond”) with the United States Bureau of Land Management (the “BLM”) to back Seller’s obligation to perform reclamation work to restore the Graded Property to its condition prior to creation of the road and to restore drill holes (the “Reclamation Obligation”). Purchaser agrees that it may use the road on the Graded Property at a future date and has agreed to assume and to perform the Reclamation Obligation in the place of Seller as of the Closing Date. Within 45 days following the Closing Date, the parties will complete and file with the BLM such documents and take such actions as are necessary, including Purchaser’s replacement of the Seller Bond with Purchaser’s own bond, to relieve Seller of the Reclamation Obligation. In the event that the parties are unable to transfer the Reclamation Obligation for any reason within 60 days from the Closing Date, Purchaser shall cooperate with Seller in obtaining a release from the BLM of the Reclamation Obligation. The parties’ obligations pursuant to this Section 8 shall survive the termination of this Agreement.

Seller’s representations and warranties in this Agreement are qualified by the disclosure and agreement contained in this Section 8 relative to the Graded Property.

9. GENERAL PROVISIONS

a. Governing Law. This Agreement shall be solely and exclusively governed by and construed in accordance with the laws of Nevada. Any arbitrator chosen pursuant to Section “l” below shall apply Nevada law.

b. Further Assurances. Each of the parties hereto covenants and agrees that at any time and from time to time hereafter it shall, upon the request of the other party, do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may be reasonably required for the better carrying out and performance of all the terms of this Agreement.

c. Entire Agreement. This Agreement and all other documents executed in connection with or pursuant to this Agreement constitute the entire agreement between the parties hereto and supersede all prior agreements, representations, warranties, statements, promises, information, arrangements and understandings, whether oral or written, express or implied with respect to the subject matter hereof.

d. Indemnity by Seller. Seller shall indemnify Purchaser against any loss, damage, cost or expense that Purchaser shall incur or suffer as a result of the breach, untruth or inaccuracy of any promise, agreement, covenant, warranty or representation made by Seller herein and for the benefit of Purchaser.

e. Indemnity of Purchaser. Purchaser shall indemnify Seller against any loss, damage, cost or expense that Seller shall incur or suffer as a result of the breach, untruth or inaccuracy of any promise, agreement, covenant, warranty or representation made by Purchaser herein to and for the benefit of Seller.

f. Broker's /Finder's Fees. The parties warrant to and with each other that the transaction evidenced by this Agreement was initiated, negotiated and completed by the parties hereto directly, as principals, and without the intervention of any broker, dealer, agent or finder, except as otherwise provided herein. Each party agrees to indemnify and hold the other party harmless from and against any loss, damage, cost or expense, including without limitation, attorneys' fees and litigation expenses, resulting from any breach or breaches of the foregoing warranty.

g. Risk of Loss. Risk of loss, damage, or destruction of the Total Property Interests shall remain with Seller until the Closing, at which time risk of loss, damage or destruction of the Total Property Interests shall pass to Purchaser.

h. Time. Time is of the essence of this Agreement and in the performance and enforcement of each of the promises, covenants, representations and warranties of the parties contained herein. For the purpose of computing any period of time prescribed herein or relating hereto, the first day shall be excluded. If the period of time is six (6) days or more, weekends and public holidays shall be included. An act required to be performed on a day shall be performed at or before the close of business on such day. If an act is required to be performed on a certain day and such day falls on a weekend or public holiday, the time of performance or measurement shall be extended to and including the next regular business day.

i. Attorneys' Fees and Costs. Except as set forth elsewhere in this Agreement, if any arbitration (exclusive remedy under Section “l”), below) is brought for the enforcement of this Agreement, or to resolve a dispute between the parties hereto, or alleged breach, default or misrepresentation in connection with any of the provisions hereof, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs and expenses incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

j. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to constitute but one and the same instrument.

k. Facsimile/Photocopies. The parties agree that a fully executed facsimile or photocopy of this Agreement shall have the same force and effect as the original.

l. Arbitration of Disputes. All claims, disputes and other matters in question between the parties to this Agreement, arising out of or relating to this Agreement or the breach thereof, shall be decided solely and exclusively by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, unless the parties agree otherwise in writing. No arbitration, arising out of or relating to this Agreement shall include, by consolidation, joinder, or in any other manner, any additional person not a party to this Agreement, except by written consent of the parties containing a specific reference to this Agreement and signed by any person sought to be joined. Any consent to arbitration involving an additional person or persons shall not constitute consent to arbitration of any dispute not described therein or with any person not named or described therein. This Agreement to arbitrate, and any agreement to arbitrate with an additional person or persons duly consented to by the parties to this Agreement, shall be specifically enforceable under the prevailing arbitration laws.

i. Notice of the demand for arbitration shall be filed in writing with the other party to this Agreement and with the American Arbitration Association. The demand shall be made within a reasonable time after the claim, dispute or other matter in question has arisen. In no event shall the demand for arbitration be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statute of limitations.

ii. The arbitration proceedings shall take place exclusively in Reno, Nevada, at a neutral location agreed upon in writing by the parties and arbitrators.

iii. The award rendered by the arbitrators shall be final and non-appealable, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof.

iv. The arbitration shall be by three (3) neutral arbitrators; one selected by each party to this Agreement and the third selected by the two selected by the parties.

m. Termination. This Agreement shall terminate on the date that is the first anniversary of the Closing Date.

SIGNATURES ON NEXT PAGE

IN WITNESS whereof the parties have executed and delivered this Agreement as of the date first above written.

Signed, sealed and delivered by:

SILVER RESERVE CORP.

/s/ Mason Douglas
Mason Douglas, President

Signed, sealed and delivered by:

INTERNATIONAL MILLENNIUM MINING INC.

/s/ John A. Versfelt
John A. Versfelt, President

SCHEDULE “A”

To the Nivloc Property Sale and Purchase Agreement between Silver Reserve Corp. and

International Millennium Mining Inc. entered into the 5th day of March, 2013.

NL PROPERTY

Being the following eighteen (18) Lode Claims, situated in the Red Mountain area of the Silver Peak mining district, Esmeralda County, Nevada together with any and all licenses and permits pertaining thereto including, without limitation, any environmental, mining or water use permit.

Claim	Recorded Holder	BLM Registration Number
NL 1	SRC	867511
NL 2	SRC	867512
NL 3	SRC	867513
NL 4	SRC	867514
NL 5	SRC	867515
NL 6	SRC	867516
NL 7	SRC	867517
NL 8	SRC	867518
NL 9	SRC	867519
NL 10	SRC	867520
NL 11	SRC	867521
NL 12	SRC	867522
NL 13	SRC	867523
NL 14	SRC	867524
NL 15	SRC	867525
NL 16	SRC	964719
NL 17	SRC	964720
NL 18	SRC	964721
Total 18 Claims

IMMI CLAIMS

Being the following one hundred and four (104) Lode Claims, situated in the Red Mountain area of the Silver Peak mining district, Esmeralda County, Nevada together with any and all licenses and permits pertaining thereto including, without limitation, any environmental, mining or water use permit.

Claim	Recorded Holder	BLM Registration Number
Nivloc	IMMI	824583
Nivloc 1	IMMI	824584
Cole Miner	IMMI	824585
NAG 1	IMMI	965083
NAG 2	IMMI	1008596
NAG 3	IMMI	1008597
NAG 4	IMMI	965086
NAG 5	IMMI	965087
NAG 6	IMMI	965088
Nivloc 2	IMMI	1033463
Nivloc 3	IMMI	1033464
Nivloc 4	IMMI	1043123
Nivloc 5	IMMI	1043124
Nivloc 6	IMMI	1043125
Nivloc 7	IMMI	1043126
Nivloc 8	IMMI	1043127
Nivloc 9	IMMI	1043128
Nivloc 10	IMMI	1043129
Nivloc 11	IMMI	1043130
Nivloc 12	IMMI	1043131
Nivloc 13	IMMI	1043132
Nivloc 14	IMMI	1043133
Nivloc 15	IMMI	1043134
Nivloc 16	IMMI	1043135
Nivloc 17	IMMI	1043136
Nivloc 18	IMMI	1043137
Nivloc 19	IMMI	1043138
Nivloc 20	IMMI	1043139
Nivloc 21	IMMI	1043140
Nivloc 22	IMMI	1043141
Nivloc 23	IMMI	1043142
Nivloc 24	IMMI	1053933
Nivloc 25	IMMI	1053934
Nivloc 26	IMMI	1053935
Nivloc 27	IMMI	1053936
Nivloc 28	IMMI	1053937
Nivloc 29	IMMI	1053938
Nivloc 30	IMMI	1053939
Nivloc 31	IMMI	1053940
Nivloc 32	IMMI	1053941
Nivloc 33	IMMI	1053942

Claim	Recorded Holder	BLM Registration Number
Nivloc 34	IMMI	1053943
Nivloc 35	IMMI	1053944
Nivloc 42	IMMI	1053945
Nivloc 43	IMMI	1053946
Nivloc 44	IMMI	1053947
Nivloc 45	IMMI	1053948
Nivloc 46	IMMI	1053949
Nivloc 47	IMMI	1053950
Nivloc 48	IMMI	1053951
Nivloc 49	IMMI	1053952
Nivloc 50	IMMI	1053953
Nivloc 51	IMMI	1053954
Nivloc 52	IMMI	1053955
Nivloc 53	IMMI	1053956
Nivloc 54	IMMI	1053957
Nivloc 55	IMMI	1053958
Nivloc 56	IMMI	1053959
Nivloc 57	IMMI	1053960
Nivloc 58	IMMI	1053961
Nivloc 59	IMMI	1053962
Nivloc 60	IMMI	1053963
Nivloc 61	IMMI	1053964
Nivloc 62	IMMI	1053965
Nivloc 63	IMMI	1053966
Nivloc 64	IMMI	1053967
Nivloc 65	IMMI	1053968
Nivloc 66	IMMI	1053969
Nivloc 67	IMMI	1053970
Nivloc 68	IMMI	1053971
Nivloc 69	IMMI	1053972
Nivloc 70	IMMI	1053973
Nivloc 71	IMMI	1053974
Nivloc 72	IMMI	1053975
Nivloc 73	IMMI	1053976
Nivloc 74	IMMI	1053977
Nivloc 75	IMMI	1053978
Nivloc 76	IMMI	1053979
Nivloc 77	IMMI	1053980
Nivloc 78	IMMI	1053981
Nivloc 79	IMMI	1053982
Nivloc 80	IMMI	1053983
Nivloc 81	IMMI	1053984
Nivloc 82	IMMI	1053985
Nivloc 83	IMMI	1053986
Nivloc 84	IMMI	1053987
Nivloc 85	IMMI	1053988
Nivloc 86	IMMI	1053989
Nivloc 87	IMMI	1053990
Nivloc 88	IMMI	1053991

Claim	Recorded Holder	BLM Registration Number
Nivloc 89	IMMI	1053992
Nivloc 90	IMMI	1053993
Nivloc 91	IMMI	1053994
Nivloc 92	IMMI	1053995
Nivloc 93	IMMI	1053996
Nivloc 94	IMMI	1053997
Nivloc 95	IMMI	1053998
Nivloc 96	IMMI	1053999
Nivloc 97	IMMI	1054000
Nivloc 98	IMMI	1054001
Nivloc 99	IMMI	1054002
Nivloc 100	IMMI	1054003
Nivloc 101	IMMI	1054004
Nivloc 103	IMMI	1054005
Total: 104 Claims

SCHEDULE “B”

REDACTED

SCHEDULE “C”

Graded Property

BLM Casefile No. NVN-83577, which includes parts of the following Lode Claims, situated in the Red Mountain area of the Silver Peak mining district, Esmeralda County, Nevada:

Claim	Recorded Holder	BLM Registration Number
NL 1	SRC	867511
NL 2	SRC	867512
NL 4	SRC	867514
NL 5	SRC	867515